                                                                    EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-92449 and 333-10041) of Catalyst Semiconductor, Inc. of our report dated May 18, 2000 relating to the financial statements, which appears in this Form 10-K.



/s/ PricewaterhouseCoopers LLP


San Jose, California
August 2, 2000